UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 23, 2013

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)
Maryland	1-13447	22-3479661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 23, 2013, Annaly Capital Management, Inc. (“Company”) held its Annual Meeting in New York, New York for the purpose of: (i) electing three Class II directors to serve on the Board of Directors (the “Board”) until the 2016 Annual Meeting of Stockholders and one Class III director to serve on the Board until the 2014 Annual Meeting of Stockholders; (ii) approving the Company entering into a management agreement with Annaly Management Company LLC (the “Manager”) under which the Manager will take over responsibility for the Company’s management, and, therefore, the Company will be externally managed (the “Management Externalization Proposal”); (iii) recommending, by a non-binding advisory vote, the Company’s executive compensation; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The total number of shares of common stock entitled to vote at the Annual Meeting was 947,293,099, of which 812,132,870 shares, or 85.73%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of three Class II directors to serve on the Board until the 2016 Annual Meeting of Stockholders and the election of one Class III director to serve on the Board until the 2014 Annual Meeting of Stockholders.

Director	For	Against	Abstentions	Broker Non-Votes
Kevin P. Brady	385,526,462	18,654,042	2,992,393	404,959,973
E. Wayne Nordberg	273,428,783	130,740,765	3,003,349	404,959,973
Kevin G. Keyes	380,301,650	23,860,647	3,010,600	404,959,973
John H. Schaefer	344,880,622	59,281,443	3,010,832	404,959,973

Based on the foregoing votes, Kevin P. Brady, E. Wayne Nordberg and Kevin G. Keyes were elected as Class II directors to serve on the Board until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified and John H. Schaefer was elected as a Class III director to serve on the Board until the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified.  The Company’s Class I directors, who serve until the 2015 Annual Meeting of Stockholders, are Wellington J. Denahan, Michael Haylon and Donnell A. Segalas.  The Company’s additional Class III directors, who serve until the 2014 Annual Meeting of Stockholders, are Jonathan D. Green and John A. Lambiase.

Proposal 2.  The approval of the Management Externalization Proposal to approve the Company’s entering into a management agreement with the Manager.

For	Against	Abstentions	Broker Non-Votes

331,965,366	68,999,433	6,208,098	404,959,973

Proposal 3.  A vote on a non-binding advisory resolution on the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes

112,805,780	289,015,403	5,351,714	404,959,973

Proposal 4.  Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2013 fiscal year.

For	Against	Abstentions
799,225,747	7,638,206	5,268,917

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

		By:	/s/ Kathryn Fagan
			Name:	Kathryn Fagan
			Title:	Chief Financial Officer

Date:	May 23, 2013